UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2022

RUBIUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38586	46-2688109
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

399 Binney Street, Suite 300 Cambridge, MA	02139
(Address of registrant’s principal executive office)	(Zip code)

(617) 679-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RUBY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On April 8, 2022, Rubius Therapeutics, Inc. (the “Company”) issued a press release titled “Rubius Therapeutics Reports Updated Clinical Data at AACR from the Ongoing Monotherapy Phase 1 Arm of the Phase 1/2 Clinical Trial of RTX-240 in Advanced Solid Tumors Demonstrating Single-Agent Activity and Favorable Tolerability.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

The Company today presented updated clinical data from the ongoing monotherapy Phase 1 arm of the Phase 1/2 clinical trial of RTX-240 in patients with advanced solid tumors at the American Association for Cancer Research Annual Meeting.

Updated Data from the Phase 1 Trial of RTX-240 in Patients with Advanced Solid Tumors

Nine dose cohorts (n=34) were completed in the monotherapy solid tumor arm of the trial at the time of the data cutoff on March 4, 2022, with 34 patients evaluable for safety (primary outcome measure) and 27 patients evaluable for efficacy (secondary outcome measure). Enrollment continues in the 5e10 Q3W dose cohort.

As of the cutoff date, disease control was observed in 10 patients (1 partial response ("PR"), 2 unconfirmed PRs ("uPRs") and 7 with stable disease ("SD")), 9 of whom had experienced disease progression on prior anti-PD-1/anti-PD-L1 therapy.

There were three best responses of PR in non-small cell lung cancer ("NSCLC"), anal cancer and uveal melanoma patients:

•	A uPR with 41% decrease of all target lesions and a notable decrease of an external protruding chest wall mass in a patient with NSCLC whose disease had progressed on prior anti-PD-L1 therapy;

•	A confirmed PR with a 54% reduction in the target lesions in a patient with metastatic anal cancer whose disease had progressed on anti-PD-L1 therapy; and

•	An uPR with 100% decrease of the target hepatic lesion and resolution of multiple non-target hepatic lesions in a patient with metastatic uveal melanoma whose disease had progressed on anti-PD-1 therapy.

Stable disease was observed in 5 patients, including 3 with metastatic NSCLC and 2 with renal cell carcinoma ("RCC") across the 3e10 cohorts, supporting the Company’s decision to expand the Phase 1 arm of RTX-240 plus pembrolizumab to NSCLC and RCC patients. One patient each with NSCLC and RCC remained on monotherapy treatment with SD greater than 6 months as of the cutoff date.

As of the cutoff date, RTX-240 has been shown to have been generally well tolerated with no treatment-related or investigator-identified immune-related Grade 3/4 adverse events ("AEs") and no dose-limiting toxicities ("DLTs").

Based on the totality of clinical, tolerability and pharmacodynamic data, a recommended monotherapy Phase 2 dose of 5e10 cells administered every 3 weeks was selected. This dose will be further explored in the combination expansion cohort of NSCLC and RCC patients.

Final Phase 1 Clinical Results in Relapsed/Refractory Acute Myeloid Leukemia ("AML")

The Company also announced final clinical results from the Phase 1 arm of monotherapy RTX-240 in relapsed/refractory AML. As of the cutoff date of March 4, 2022, seventeen patients were enrolled across 4 dose levels. No DLTs were observed and there were 3 treatment-related Grade 3/4 adverse events. There were no investigator-reported immune-related AEs. Five patients had SD greater than 3 months, and 1 patient had a significant blast count reduction (53% to 6%).

Forward Looking Statements

Statements contained under this Item 8.01 regarding matters that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the Company’s expectations with respect to the potential of its pipeline of Red Cell Therapeutics, the Company’s plans to announce results from its RTX-240 trial in patients with solid tumors and AML and to share expected next steps for the Phase 2 clinical development, the Company’s expectations regarding its timelines for reporting additional clinical data, its expectations for and beliefs about the initial results from the RTX-240 trial and its validation of the RED PLATFORM and its impact on the potential of the Company’s entire oncology platform, and the extent to which the COVID-19 pandemic may impact the Company’s ability to enroll patients in the trial will depend on future developments and the Company’s’ expectations regarding its strategy, business plans and focus. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this Current Report on Form 8-K are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K, including, without limitation, those risks and uncertainties related to the development of the Company’s Red Cell Therapeutic product candidates and their therapeutic potential, the Company’s ability to execute on its plans and expectations, the Company’s analyses of clinical and preclinical data and other risks identified in the Company’s filings with the U.S. Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent filings with the SEC, and risks and uncertainties related to the severity and duration of the impact of COVID-19 on the Company’s business and operations. All forward looking statements in this Current Report on Form 8-K speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this Current Report on Form 8-K represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Rubius Therapeutics, Inc. on April 8, 2022, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2022	RUBIUS THERAPEUTICS, INC.

	By:	/s/ Jose Carmona
Jose Carmona
Chief Financial Officer